Morgan Stanley MLP and Diversified Natural Gas Corporate Access Day March 8, 2012 Exhibit 99.1

Forward Looking Statements

This presentation contains forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, regarding future events, occurrences, circumstances, activities, performance, outcomes and results of Crestwood Midstream Partners LP (“Crestwood” or “CMLP”). Although these statements reflect the current views, assumptions and expectations of Crestwood’s management, the matters addressed herein are subject to numerous risks and uncertainties, which could cause actual activities, performance, outcomes and results to differ materially from those indicated. However, a variety of factors could cause actual results to materially differ from Crestwood’s current expectations in financial condition, results of operations and cash flows including, without limitation, changes in general economic conditions; fluctuations in natural gas prices; the extent and success of drilling efforts, as well as the extent and quality of natural gas volumes produced within proximity of our assets; failure or delays by our customers in achieving expected production in their natural gas projects; competitive conditions in our industry; actions or inactions taken or non-performance by third parties, including suppliers, contractors, operators, processors, transporters and customers; our ability to consummate acquisitions, successfully integrate acquired businesses, and realize any cost savings and other synergies from any acquisition; fluctuations in the value of certain of our assets and liabilities; changes in the availability and cost of capital; operating hazards, natural disasters, weather-related delays, casualty losses and other matters beyond our control; timely receipt of necessary government approvals and permits, our ability to control the costs of construction, including costs of materials, labor and rights-of-way and other factors that may impact our ability to complete projects within budget and on schedule; the effects of existing and future laws and governmental regulations, including environmental and climate change requirements; the effects of existing and future litigation; and risks related to our substantial indebtedness; and other factors disclosed in Crestwood’s filings with the Securities and Exchange Commission. The forward-looking statements included in this presentation are made only as of the date of this presentation, and we undertake no obligation to update any of these forward-looking statements to reflect new information, future events or circumstances except to the extent required by applicable law.

Table of Contents 1. Antero Marcellus Overview 2. Crestwood Update 3. Financial Overview 3

Antero Marcellus Overview 4 * * * * * *

First Reserve
Public Unitholders
Crestwood Holdings LLC (HoldCo)
17.0MM Common Units (39%) 6.6MM Class C Units (15%)
19.6MM Common & Class C Units (46%) / 1.7% GP interest / 100% IDR interest
Crestwood Midstream Partners LP (CMLP)

First Reserve
Public Unitholders
Crestwood Holdings LLC (HoldCo)
17.0MM Common Units (39%) 6.6MM Class C Units (15%)
19.6MM Common & Class C Units (46%) / 1.7% GP interest / 100% IDR interest
65% Equity Interest
Crestwood Midstream Partners LP (CMLP)
35% Equity Interest
Crestwood Marcellus Midstream LLC (JV-Co)

Crestwood
MIDSTREAM PARTNERS LP

Transaction Overview
Current Structure
Joint venture (“JV-Co”) between CMLP and
Crestwood Holdings (Holdco) to acquire
gathering system assets in the Marcellus
Shale from Antero Resources
CMLP will be operator of JV-Co
Total purchase price of $375 million at closing
HoldCo to own 65% and CMLP to own 35% at
Closing
CMLP will fund its pro rata portion with
available borrowing capacity under its $500
MM revolving credit facility
New $200MM revolver at joint venture level will
fund growth capex
$40 MM potential earn-out to Antero if volumes
exceed thresholds during 2012 and 2013
Strategy for HoldCo to drop its 65% interest in
JV-Co to CMLP over time as the growth / build-
out stage is completed
CMLP has access to baked-in growth through
future drop-down acquisitions from HoldCo at
attractive multiples

Pro Forma Structure

Enhances Crestwood’s long-term growth strategy (5
th
acquisition
completed in past 18 months)
Provides material footprint in the Marcellus Shale, the premier shale play in North America
Substantial rich-gas exposure
Provides further geographic and producer diversification
Antero is a leading unconventional gas producer with some of the lowest F&D and net development costs in the industry
Maintains 95% fixed fee contract mix
Creates a drop-down opportunity with higher visibility to built-in growth at CMLP
Significant downside protection through minimum volume
commitments extending through 2018
7 year right of first offer on additional rich gas acreage improves long-
term portfolio
Strategic Rationale

Transaction Merits
The Southwest portion of the Marcellus Shale is among the
most prolific natural gas play in North America
~45% of drilling locations in the rich gas window (>1075 Btu)
Increases exposure to liquids rich production areas that
provide producers greater drilling economics in today’s
low gas price environment
Opportunity to expand gathering relationship with Antero
through a 7 year right of first offer on any future
development of Antero’s Doddridge County acreage
adjacent to current Area of Dedication (“AOD”)
Substantial minimum volume commitments provide visibility
into the “ultimate downside” risk for the transaction
At the minimum volume levels, net cash flows are sufficient to provide accretion to CMLP’s distributable cash flow per unit
Volume commitments improve action ability for future drop-
downs
Assets Located in
Core Fairway of the
Marcellus Shale with
Material Rich Gas
Exposure
Downside
Protected by 7 Years
of Substantial
Minimum Volume
Commitments

Transaction Merits (cont’d)
Substantial experience developing unconventional resources
~300 horizontal shale wells in the Barnett Shale, Woodford Shale and
Marcellus Shale
Antero is drilling top-tier wells in the Marcellus Shale and has consistenty been a low-cost leader across all unconventional plays
Antero currently has hedged 710 Bcfe of future production at average
NYMEX price of $5.53 / MMBtu; 84% of 2012E production hedged at average NYMEX price of $5.69 / MMBtu
Over 35% of Antero operated Marcellus wells have an EUR of 10 Bcf or higher
Antero to dedicate approximately 127,000 gross acres; operates 100% of its acreage in the AOD
~2.8 Tcfe of net proved reserves attributable to Antero’s Marcellus acreage
Antero has drilled and completed 59 wells in the AOD
Average IPs of 13 MMcf/d and average EURs of 9 Bcf per well
2 years of production history to support EURs
Gross operated production within the AOD currently ~210 MMcfd
100% Fee-based, 20-year contracts
No direct commodity price exposure
Acreage Dedication
Area De-Risked
Through Substantial
Production History
100% Fee-Based
Contract Structure
Anchor Tenant with
Track Record as a
“Best In Class
Operator”

COUNTY
TYLER COUNTY
DODDRIDGE COUNTY
TAYLOR COUNTY
LEWIS COUNTY
BARBOUR COUNTY
UPSHUR COUNTY
250
50
19
79
119

Crestwood
MIDSTREAM PARTNERS LP

Antero Marcellus Midstream Overview
AOD encompasses ~260,000 gross
acres in most prolific gas play in
U.S.
~2.8 Tcfe of net proved reserves
Antero is currently running 6 rigs
in the AOD; ~210 MMcfd currently
flowing to the system
Significant acreage (~45%) of the
AOD in area of potential rich gas
wells that will be gathered to the
MWE Sherwood plant
Inventory of 800+ Antero wells and
300+ 3
rd
party wells
Rich Gas Service
Lean Gas Service
Legend
Area of Dedication (AOD)
Planned MWE Sherwood Plant
Pipeline in Service at YE 2012
Planned Pipeline (2013 –
2016)
Existing and Planned Third
Party Pipeline
5-Year Midstream Development Plan

500
400
300
200
100
0
2012E
2013E
2014E
2015E
2016E
Min Volume Commitment

$250
$200
$150
$100
$50
$0
15.0x
12.0x
9.0x
6.0x
3.0x
–
2012
2013
2014
2015
2016
Annual Growth Capex
Cumulative Growth Capex
Total Investment Multiple

Crestwood
MIDSTREAM PARTNERS LP

Volume Growth Drives Down Multiple
Minimum Volume Commitment
Estimated Capital Requirements and
Return on Capital Investment
(1)
1) Return on Capital Investment represents the total cumulative capital investment for Antero Marcellus JV (i.e. $375 MM purchase price at closing plus ~$210 MM in estimated growth capital expenditures over the next five years) divided by the estimated cash flow attributable to the asset. The multiple does not take capital structure / financing plans into consideration (i.e. solely represents the cash flow generated relative to the total capital requirements).
MMcfd ($MM)

$375 million acquisition at closing (implied purchase multiple of 11x - 12x)
Expected future capital spend of  ~$200+ million over the next five years
Financed with $200 million revolving credit facility at the JV entity
Antero’s current drilling plans generate substantial volume growth to the system
Drives multiple of total invested capital down to ~6.5x – 7.0x by 2016
Minimum volume commitment provides high visibility to the projected growth (significant portion of volumetric forecast over the next five years is guaranteed)

Crestwood Update 11 * * * * * *

Public and Class C Unit holders
Crestwood Holdings Partners LLC ("HoldCo")
53.7% LP
46.3% LP/GP
65% Interest
35% Interest
Crestwood Midstream Partners LP (NYSE: CMLP)
Enterprise Value (1): $2.1 billion
Market Cap (incl GP value) (1): $1.5 billion
Total Debt (1): $549 million
JV-Co Marcellus Shale
Existing Asset Base
Barnett Shale
Fayetteville Shale
Granite Wash
Haynesville Shale
Avalon Shale
Assets to be acquired

Crestwood
MIDSTREAM PARTNERS LP

A Consolidated Enterprise Capitalized for Growth
1) Pro Forma CMLP’s funding of the 35% interest in the Antero Marcellus JV.

Capital structure provides competitive
advantage and positions Crestwood
for substantial growth
Strong sponsorship and financial
support provides access to multiple
“buckets” of capital
HoldCo – First Reserve equity capital,
Term Loan B markets, JV-Co revolving
credit facility
Capital for early-stage acquisitions /
development projects
CMLP – equity capital markets, debt
capital markets, CMLP revolving
credit facility
Capital for acquisitions /
development projects that provide
immediate accretion to distributable
cash flow per unit
Opportunity for drop down of
assets from HoldCo to CMLP
Strategic capital allocation and
financing solutions designed to
maximize value creation

13,000+ acres; growing rich-gas play
Granite Wash
Fayetteville Shale
100,000+ acres; 15 year contracts; 10-20% developed
Marcellus Shale
Avalon Shale
Barnett Shale
Haynesville Bossier Shale
127,000+ acres; 20 year contracts; 7-year minimum volume contract
55,000 acres; emerging liquids-rich area
122,000 acres; 10 year contracts; 50% developed
20,000 acres; 5-10 year contracts; HBP phase

Crestwood MIDSTREAM PARTNERS LP

Assets in Leading Shale Plays
~437,000 acres dedicated to Crestwood pro forma for the Antero acquisition
Producer contracts extending through 2017-2032 enable long term development
Pace of drilling, well connects and capacity expansions drive growth

Rich Gas
43%
Dry Gas
57%
Continued Strategy of Diversification
2010A 2011A 2012E
1) Includes Haynesville/Bossier Shale, Granite Wash, and Avalon Shale.
2) Represents 100% of JV-Co volumes.
3) Represents net revenues for each system (total revenues, net of product purchases). On a gross basis, revenues from rich gas plays account for ~53% and
~51% of total revenues in 2011 and 2012E, respectively.  Revenues from dry gas plays include Alliance and Lake Arlington systems in the Barnett Shale,
Fayetteville Shale, Haynesville/Bossier Shale and JV-Co revenues coming from development of Antero’s dry gas acreage.  Revenues from rich gas plays include the Cowtown system in the Barnett Shale, Granite Wash, Avalon Shale and JV-Co revenues coming from development of Antero’s rich gas acreage.
Continued Focus on De-Risking the Partnership through Diversification
Expand presence into new basins reducing single-producer and single-basin dependence
Marcellus acquisition further reduces dependence on the Barnett Shale
~40% - 50% of Crestwood’s net revenues from rich gas plays
Barnett
100.0%
Barnett
83.0%
Other
5.7%
Fayetteville
11.3%
(1)
Fayetteville
10.1%
Barnett
48.1%
Other
10.6%
Marcellus
31.2%
(1)
Current
(3)
2012E
(3)
Rich Gas
46%
Dry Gas
54%
(2)

% of Gathering Volumes
% of Revenues

QUICKSILVER RESOURCES	✓					
bhpbilliton		✓	✓			✓
bp		✓	✓		✓	✓
Chesapeake	✓		✓	✓	✓	✓
XTO ENERGY	✓	✓	✓	✓		
LINN Energy					✓	
COMSTOCK RESOURCES			✓			✓
[illegible]			✓		✓	✓
devon	✓		✓		✓	
ANTERO RESOURCES	✓	✓		✓		

Crestwood
MIDSTREAM PARTNERS LP

Experienced Shale Producers
Barnett Fayetteville Haynesville Marcellus
Granite
Wash
Eagle Ford
Quicksilver
Resources
BHP Billiton
BP
Chesapeake
XTO
Linn Energy
Comstock
Forest Oil
Devon
Antero
Note: Check marks represent areas of general operation for select producers; they are not indicative of locations where Crestwood has contracts with select producers

Contract Term of Major Producers
2032
2024
2022
2021
2020
2017
Antero / Marcellus
Fayetteville
Granite Wash
Haynesville / Bossier
Barnett
Avalon
0
20,000
40,000
60,000
80,000
100,000
120,000
140,000
Acres Dedicated by Shale Play

Crestwood
MIDSTREAM PARTNERS LP

Long Term Fixed Fee Contracts Our contract portfolio is > 95% Fixed Fee 16

Expected Gathering Volumes

MMcfd
500
400
300
200
100
0
2011
2012 Guidance
Cowtown
Alliance
LADS

Base Gathering Rates

$/Mcf
$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
$0.56
$0.63
$1.22
$0.54
$0.24
$0.43
Alliance
LADS
Cowtown
Gathering
Compression
Processing

Crestwood
MIDSTREAM PARTNERS LP

Barnett Shale Outlook
Volumes expected to be relatively flat in
Barnett Shale per latest guidance from
KWK
Significant shift in new drilling activity to
focus on liquids-rich corridor in Cowtown
gathering area
Combined gathering and processing fee in
Cowtown drives higher margin for
Crestwood
Favorable drilling economics with
current high NGL price environment
Largest  acreage dedication with 10+
years of rich gas project inventory
Ample capacity to meet growing
processing demand

2012 Volumes
Dec 2011 Exit Rate = 90 MMcf/d
2012 Annual Avg. = 102 MMcf/d
(Mcf/d)
130,000
120,000
110,000
100,000
90,000
80,000
70,000
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12

TPW Type Curve Comparison
(Mcf/d)
3,000
2,500
2,000
1,500
1,000
500
0
1
7
13
19
25
31
37
43
49
55
Month

Crestwood
SM
MIDSTREAM PARTNERS LP

Fayetteville Shale Outlook
BHP currently running two drilling
rigs on CMLP acreage
Expected drilling and completion
activity for BHP in 2012 roughly flat
to activity from CHK in 2011
Type curve continues to outperform
the assumptions at completion of
the Frontier acquisition
Current EUR of ~3.0 Bcf
13% volume growth expected in
2012 over the December 2011 exit
rate of ~90 MMcfd

Acq. 2.7 Bcf EUR Curve Acq. 1.5 Bcf EUR Curve
Updated 3.0 Bcf EUR Curve

$MM
$30
$25
$20
$15
$10
$5
$0
40 MMcfd
75 MMcfd
110 MMcfd
Implied Revenue from Current Throughput
35
45
70
80
105
115
120
Volume Sensitivity – MMcfd
Implied Gathering Revenue

▪

▪

▪

➢

Crestwood
MIDSTREAM PARTNERS LP

Fayetteville Shale Outlook (cont’d)
Sliding scale incentivizes producer to increase gathering volumes through system (current rate of $0.725 / MMBtu plus treating fees)
Provides downside risk protection to Crestwood
Rate adjustments triggered at 40 MMcfd, 75 MMcfd and 110 MMcfd
Increases in throughput  above 110 MMcfd produce linear increases in revenues
Gathering Volume & Revenue Sensitivity

MMcfd
100
75
50
25
0
2011 Exit Rate
2012 Guidance
Base Throughput
Offload

Tristate Sabine
Construction in Progress
Interconnect
Treating Station

Crestwood
MIDSTREAM PARTNERS LP

Haynesville/Bossier Outlook
Expected drilling activity in the area
continues to slow in weaker gas price
environment
Volumes from new completions
expected to be relatively flat in
2012 relative to 2011 exit rate
Total system volume growth driven by
recent off-load agreement with nearby
adjacent producer
Volumes near system capacity in
2012
Additional CO
2
treating facility
required to handle incremental
volumes
Tristate Sabine continues to prove out
as a reasonable value acquisition
Expected Gathering Volumes

Continued opportunity / optionality for CMLP’s rich gas systems (Granite Wash and Avalon
Shale) as producer activity continues to increase
No capital projects included in current 2012 guidance
Advanced discussions with existing producers continue to progress
CMLP to provide updates and adjustments to 2012 guidance once definitive agreements are reached
120 MMcfd and 60 MMcfd processing plants available for immediate installation or relocation
Competitive advantage over new-build projects that would likely have multi-year lag prior to installation
Indian Creek – Granite Wash
Granite Wash currently one of the most active plays in North America
Continued discussion with producers on opportunities for installation of available processing capacity
Las Animas – Avalon Shale
Substantial increases in recent drilling activity as producers work to “prove up” their Avalon /
Bone Spring positions
Upstream activity currently restrained by infrastructure limitations
CMLP’s footprint and readily available processing capacity provides potential for “first mover” advantage
Rich Gas Development Outlook

Financial Overview 22 * * * * * * * *

Strategically Financing Significant Growth
1) Revolver paydown represents the balance of equity and debt financing in excess of the actual capital requirements.
2) $131 MM represents capital contribution for CMLP’s 35% proportionate interest (total Antero purchase price of $375 MM).
Utilization of a
consolidated  capital
structure (including
continued support from
the General Partner) to
acquire and integrate
world-class assets will
always be a key
component of CMLP’s
strategy
In the last 18 months,
CMLP Management has
completed 5 acquisitions
with total transaction value
of ~$1.5 billion
Conservatively financed
growth with approximately
50% equity and 50% debt

Uses of Funds Sources of Funds
Transaction
Capital
Investment Equity Debt
Total
Financing
Sources
($MM)
2011
Avalon Acquisition 5.1 $             - $             5.1 $             5.1 $
Frontier Acquisition 344.6 $         153.0 $         200.0 $         353.0 $
May 2011 Follow-On Equity Offering - $             53.0 $           (53.0) $          - $
Tristate Acquisition 64.4 $           - $             64.4 $           64.4 $
Capital Expenditures 48.4 $           - $             48.4 $           48.4 $
Revolver Paydown
(1)
- $             - $             (8.4) $            (8.4) $
Total - 2011
462.5 $             206.0 $             256.5 $             462.5 $
2012
January 2012 Follow-On Equity - $             103.0 $         (103.0) $        - $
Antero Acquisition
(2)
131.3 $         - $             131.3 $         131.3 $
Revolver Paydown
(1)
- $             - $             - $             - $
Total - 2012 YTD 131.3 $             103.0 $             28.3 $               131.3 $
Total - Since January 2011
593.7 $             309.0 $             284.7 $             593.7 $
% of Total 52.0% 48.0% 100.0%

2011 Performance

2011 2010 % Change 2011 2010 % Change
Volumes Gathered (MMcfd) 661.6     397.0      67% 570.3      343.3      66%
Volumes Processed (MMcfd) 148.3     125.9      18% 144.1      127.8      13%
($MM)
Revenues 59.3 $    31.3 $     205.8 $   113.6 $
Product purchases (12.8)      -          (38.8)       -
O&M expense (10.1)      (5.7)         (36.3)       (25.7)
G&A expense (6.2)         (9.6)         (24.1)       (17.7)
Transaction related expenses 0.2          6.3           3.4           6.3
Adjusted EBITDA 30.4 $    22.3 $     36% 110.0 $   76.5 $     44%
Adjusted distributable cash flow 23.4 $    17.5 $     34% 87.8 $     63.3 $     39%
Cash distributions declared 20.7 $    14.3 $     70.5 $     52.4 $
Distribution coverage ratio 1.1x 1.2x 1.2x 1.2x
Retained cash flow 2.7 $       3.2 $       17.3 $     10.9 $
Distributions per Unit 0.49 $    0.43 $     14% 1.87 $     1.66 $     13%
Three Months Ended Year Ended
December 31, December 31,

MMcfd
800
700
600
500
400
300
200
100
0
CAGR: 37%
193
257
343
570
675
2008
2009
2010
2011
2012 Guidance (1)
Barnett
Fayetteville
Granite Wash
Other

$MM
$150
$125
$100
$75
$50
$25
$0
CAGR: 27%
$50
$64
$77
$110
$130
2008
2009
2010
2011
2012 Guidance (1)

$MM
$500
$400
$300
$200
$100
$0
$148
$55
$149
$462
$38
Represents CMLPs proportionate share of Antero acquisition and 2012E Antero growth capex
2008
2009
2010
2011
2012 Guidance (1)

$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
1.5x
1.3x
1.0x
0.8x
0.5x
1.4x
1.3x
1.2x
1.2x
$1.39
$1.52
$1.66
$1.87
2008
2009
2010
2011

Crestwood
MIDSTREAM PARTNERS LP

CMLP Historical Financial Summary
Throughput (MMcfd) Adjusted EBITDA ($MM)
Capital Expenditures (Incl. Acquisitions) Distributions per Unit and Coverage
1) Represents the midpoint of 2012 guidance. Figures exclude contributions from the recently announced Antero acquisition.

Capitalization and Leverage

Pro Forma
December 31, Pro Forma December 31,
Capitalization $ Millions 2011 Adustments 2011
Revolving credit facility 312.5 $      28.5 $
(1)
341.0 $
7.75% Senior Notes 200.0 200.0
Total debt 512.5 28.5 541.0
Partners' capital 455.6 102.8
(1)
558.4
Total capitalization 968.1 $      131.3 $   1,099.4 $
Debt / Total capitalization 53% 49%
Pro Forma LTM Adjusted EBITDA 119.1 $
(2)
5.1 $
(3)
124.2 $
Debt / Pro Forma Adjusted EBITDA 4.3x 4.4x
Maximum Permitted Leverage 5.5x 5.5x
(Increase from 5.0x for 270 days post acquisition)
Borrowing Capacity at 5.5x Leverage 142.6 $      142.1 $
(1) Adjusted for $102.8 million of proceeds received from follow-on equity offering in January 2012 and
CMLP's 35% interest in the Antero acquisition, expected to close by March 31, 2012.
(2) Includes $9.1 million of pro forma EBITDA for Frontier and Tristate acquisitions as defined in CMLP's credit agreement.
(3) Represents CMLP's 35% interest of EBITDA for the last twelve months related to Antero acquisition.

Key Investment Considerations
Leading diversified portfolio of shale plays
Long-term fixed fee contracts with limited
commodity exposure
Growing cash flow as producers develop
dedicated acreage
14% YOY distribution growth with 1.2x
coverage ratio
Experienced management team and strong
general partner

Non-GAAP Financial Measures
The following slides of this presentation provide reconciliations of the non-GAAP financial measures adjusted EBITDA and adjusted distributable cash flow to their most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles in the United States of America ("GAAP"). Our non-GAAP
financial measures should not be considered as alternatives to GAAP measures such as net income or operating income or any other GAAP measure of liquidity or financial performance.
We define adjusted EBITDA as net income from continuing operations adjusted for interest expense, income taxes, depreciation, amortization and accretion expense and certain non-recurring expenses, including but not limited to items such as transaction related expenses and gains/losses on the exchange of property, plant and equipment.  Adjusted
EBITDA is commonly used as a supplemental financial measure by senior management and by external users of our financial statements, such as investors, research analysts and rating agencies, to assess the financial performance of our assets without regard to financing methods, capital structures or historical cost basis. We define adjusted distributable cash flow as net income from continuing operations adjusted for: (i) the addition of depreciation, amortization and accretion expense; (ii)  the addition of income taxes; (iii) the addition of non-cash interest expense; (iv) the subtraction of maintenance capital expenditures and (v) certain non-recurring expenses, including but not limited to items such as transaction related expenses and gains/losses on the exchange of property, plant and equipment. The GAAP measure most directly comparable to adjusted distributable cash flow is net income from continuing operations.

Non-GAAP Reconciliations

2008 2009 2010 2011 2010 2011
Total revenues 76,084 $      95,881 $     113,590 $   205,820 $        31,291 $      59,290 $
Product purchases -              -             -             (38,787)            -              (12,777)
Operations and maintenance expense (19,395)        (21,968)      (25,702)      (36,303)            (5,723)          (10,138)
General and administrative expense (6,407)          (9,676)        (17,657)      (24,153)            (9,545)          (6,157)
Gain from exchange of property, plant and equipment -              -             -             1,106              -              -
Other income 11               1               -             -                  -              -
EBITDA 50,293         64,238       70,231       107,683           16,023         30,218
Non-recurring transaction related expenses -              -             6,318         2,279              6,318           219
Adjusted EBITDA 50,293         64,238       76,549       109,962           22,341         30,437
Less:
Depreciation, amortization and accretion expense 13,131         20,829       22,359       33,812             5,663           9,831
Interest expense 8,437           8,519         13,550       27,617             4,742           7,692
Income tax provision (benefit) 253             399            (550)           1,251              (721)            353
Non-recurring transaction related expenses -              -             6,318         2,279              6,318           219
Net income from continuing operations 28,472 $      34,491 $     34,872 $     45,003 $          6,339 $        12,342 $
Net income from continuing operations 28,472 $      34,491 $     34,872 $     45,003 $          6,339 $        12,342 $
Depreciation, amortization and accretion expense 13,131         20,829       22,359       33,812             5,663           9,831
Income tax provision (benefit) 253             399            (550)           1,251              (721)            353
Non-cash interest expense 6,096           3,836         4,961         3,473              1,638           931
Non-cash equity compensation 1,017           1,705         5,522         916                 3,521           65
Maintenance capital expenditures (1,890)          (10,000)      (6,600)        (1,409)             (1,650)          (384)
Distributable cash flow 47,079         51,260       60,564       83,046             14,790         23,138
Transaction related expenses and non-recurring gains -              -             2,737         4,779              2,737           219
Adjusted distributable cash flow 47,079 $      51,260 $     63,301 $     87,825 $          17,527 $      23,357 $
Cash distributions declared for respective period 33,736         39,428       52,423       70,453             14,287         20,729
Distribution coverage 1.40x 1.30x 1.21x 1.25x 1.23x 1.13x
Year Ended December 31, December 31,
Three Months Ended
($ in thousands)

Non-GAAP Reconciliation:  2012 Forecast
Forecast
Year Ended
December 31, 2012
(1)
Adjusted EBITDA $125 million to $135 million
Depreciation,amortization and accretion expense $41 million
Interest expense, net $28 million
Income tax provision $1 million
Net income $55 million to $65 million
(1)
Represents guidance provided on February 28, 2012.  Amounts exclude the impact of the joint venture with Crestwood Holdings, expected to close by March 31, 2012